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                                                                    Exhibit 21.1


                         SUBSIDIARIES OF THE REGISTRANT

                SUBSIDIARY                  JURISDICTION OF INCORPORATION
                ----------                  -----------------------------
Aspect Medical Systems International B.V.          The Netherlands
Aspect Medical Systems UK Limited                  United Kingdom